John Hancock Funds II supplement dated January 11, 2007 to the prospectuses dated December 31, 2006:

Lifestyle Class A, B, C shares	Lifecycle Class A, B, C shares
Lifestyle Class R, R1, R2, R3, R4 and R5 shares	Lifecycle Class R, R1, R2, R3, R4 and R5 shares
Lifestyle Class 1 shares	Lifecycle Class 1 shares
Lifestyle Class 5 shares	Lifecycle Class I shares
John Hancock Fund II Class NAV shares	John Hancock Fund II Class 1 shares

Fund of funds

Lifestyle Aggressive Portfolio	Lifecycle 2025 Portfolio
Lifestyle Growth Portfolio	Lifecycle 2030 Portfolio
Lifestyle Balanced Portfolio	Lifecycle 2035 Portfolio
Lifestyle Moderate Portfolio	Lifecycle 2040 Portfolio
Lifestyle Conservative Portfolio	Lifecycle 2045 Portfolio
Lifecycle 2010 Portfolio	Lifecycle 2050 Portfolio
Lifecycle 2015 Portfolio	Lifecycle Retirement Portfolio

Lifecycle 2020 Portfolio

Underlying funds

All Cap Core Fund	Global Real Estate Fund
Dynamic Growth Fund	Real Estate Securities Fund

On December 31, 2006, Deutsche Investment Management Americas, Inc. (“DIMA”) became the subadviser to the All Cap Core Fund, Dynamic Growth Fund, Global Real Estate Fund and the Real Estate Securities Fund and the sub-subadviser to each of the Lifestyle Portfolios and Lifecycle Portfolios when DIMA’s affiliate, Deutsche Asset Management, Inc. (“DeAM”), transferred all of its rights and obligations under its subadvisory agreement with John Hancock Investment Management Services, LLC and its sub-subadvisory agreement with MFC Global Investment Management (U.S.A.) Limited to DIMA (the “Transfer”). The Transfer did not result in any change in the nature, quality or level of services previously provided by DeAM and the same DeAM personnel who managed the funds before the Transfer continue to manage these funds after the Transfer. The Transfer did not result in any change in the subadvisory fees or sub-subadvisory fees for any of the funds. DeAM and DIMA are each indirect, wholly owned subsidiaries of Deutsche Bank AG. In their view, the Transfer did not constitute an assignment of the subadvisory agreement or the sub-subadvisory agreement and did not result in a termination of those agreements for purposes of the Investment Company Act of 1940, as amended.

Underlying fund

Small Cap Opportunities Fund

On December 29, 2006, the management team of Munder Capital Management (“Munder”), the subadviser to the Small Cap Opportunities Fund (the “Fund”), together with Crestview Capital Partners, L.P. and Grail Partners LLC, acquired Comerica Incorporated’s controlling interest in Munder (the “Transaction”). The Transaction resulted in the assignment and automatic termination of the subadvisory agreement (the “Old Munder Subadvisory Agreement”) between Munder and John Hancock Investment Management Services, LLC (the “Adviser”). At a meeting of the Board of Trustees of the Fund (the “Board”) held on September 29, 2006, the Board approved a new subadvisory agreement (the “New Munder Subadvisory Agreement”) between Munder and the Adviser that became effective upon consummation of the Transaction. The New Munder Subadvisory Agreement is substantially the same as the Old Munder Subadvisory Agreement and the subadvisory fees under the New Munder Subadvisory Agreement are the same as under the Old Munder Subadvisory Agreement. A discussion regarding the basis for the Board’s approval of the New Munder Subadvisory Agreement will be included in the Fund’s Semi-Annual Report dated February 28, 2007.

JHFIIPS 1/07